EXHIBIT 10.15

             THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


         THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (the "Third Amendment") made and entered into on December 20, 1995, by and among DIVERSIFIED PROPERTIES-EQUITY GROUP, INC., a Pennsylvania corporation, SLT PROPERTIES, INC., a Delaware corporation, SLT RENTALS, INC., a Delaware corporation, SLT RENTALS, INC., a Delaware corporation (formerly known as SURGICAL LASER TECHNOLOGIES DEVELOPMENT, INC.), SURGICAL LASER TECHNOLOGIES, INC., a Delaware corporation, SLT TECHNOLOGY, INC., a Delaware corporation (each individually referred to herein as a "Borrower" and collectively referred to herein as the "Borrowers"), and MERIDIAN BANK (the "Lender"), a Pennsylvania banking corporation.

                                   BACKGROUND

         A. The Borrowers and the Lender entered into a certain Amended and Restated Loan Agreement dated December 1, 1992, as modified and amended by (i) a First Amendment to Amended and Restated Loan Agreement dated July 26, 1993 by and among the Borrowers and the Lender, and (ii) a Second Amendment to Amended and Restated Loan Agreement dated January 19, 1995 by and among the Borrowers and Lender (collectively, the "Loan Agreement"), pursuant to which the Lender made a line of credit facility (with a sub-line for letters of credit) available to the Borrowers, on the terms and subject to the conditions set forth therein.

         B. At the request of the Borrowers, the Lender has agreed to extend the Borrowers' credit availability under the letter of credit facility provided under the Loan Agreement, on the terms and subject to the conditions set forth in this Third Amendment.

         NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound hereby, the parties hereto covenant and agree that the Loan Agreement is modified and amended in the manner set forth below.

         1. Incorporation of Background; Incorporation of Loan Agreement. The Background provisions of this Third Amendment are incorporated herein by reference thereto as if fully set forth in this Third Amendment. The Loan Agreement is also incorporated herein by reference thereto as if fully set forth in this Third Amendment.

         2. Defined Terms. Any capitalized terms used in this Third Amendment or the Background provisions hereof which are not so defined, but which are defined in the Loan Agreement, shall having the meanings given to those terms in the Loan Agreement.

         3. Modification to Borrowing Base. The definition of Borrowing Base set forth at Section 1.2 of the Loan Agreement is hereby modified, amended, and restated to read in its entirely as follows:

                  "Borrowing Base" shall mean, at any applicable time, (i) eighty percent (80%) of Qualified Accounts, plus (ii) seventy percent (70%) of Joint Venture Qualified Accounts (provided, however, the amount available under this clause (ii) shall not, in any event, exceed Two Hundred Seventy-Five Thousand Dollars ($275,000)), minus (iii) the aggregate contingent liability of the Lender under each Letter of Credit.

         4. Extension of Letter of Credit Termination Date. The definition of Letter of Credit Termination Date set forth at Section 1.2 of the Loan Agreement is hereby modified, amended, and restated to read in its entirely as follows:

                  "Letter of Credit Termination Date" shall mean December 31, 1996.

         5. Increase to Unused Facility Fee. The reference to "one-quarter of one percent (.25%)" in Section 2.3 of the Loan Agreement is hereby substituted and replaced with "one-half of one percent (.50%)."

         6. Elimination of Inventory Reliance Requirement. By reason of the modification to the Borrowing Base reflected herein, Section 5.22 of the Loan Agreement is hereby deleted in its entirety.

         7. Cash/Qualified Accounts Coverage Ratio Covenant. Section 5.24 is hereby added to the Loan Agreement and shall read in its entirety as follows:

                  "5.24 Cash/Qualified Accounts Coverage Ratio. The Borrowers shall maintain a ratio of (i) the sum of (A) unrestricted cash deposits maintained with the Lender, and (B) Qualified Accounts, to (ii) the sum of (A) the aggregate stated amount of all Letters of Credit, and (B) the aggregate outstanding balance of the Line of Credit, of not less than 1.75:1.00 at all times."

         8. Covenant Defaults. Section 7.1(c) of the Loan Agreement is hereby modified, amended, and restated to read in its entirety as follows:

                  "(c) Failure to Perform Certain Covenants. Failure by any Borrower to observe or perform any other covenants, conditions or provisions contained in this Agreement or in any other Loan Document, provided that, except with respect to a violation of the covenants contained in Sections 5.11, 5.19, 5.20, 5.24, 6.4, 6.6, and 6.10, such failure shall continue for a period of thirty (30) days after written notice thereof from Lender to the Borrowers."

         9. Representations and Warranties. As a material inducement for the Lender to enter into this Third Amendment, the Borrowers jointly and severally make the following representations and warranties to the Lender and acknowledge the Lender's justifiable reliance thereon:

                  (a) No Default or Event of Default has occurred.

                  (b) All representations and warranties previously made to the Lender by the Borrowers remain true, accurate, and complete.

                  (c) The Loan Agreement, as modified and amended hereby, is the valid and binding obligation of the Borrowers and is fully enforceable in accordance with all stated terms.

         10. Binding Effect. This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns subject, however, to the restrictions set forth in Section 8.7 of the Loan Agreement.

         11. Costs and Expenses. Without limiting the generality of the provisions of Sections 8.3 and 8.4 of the Loan Agreement, the Borrowers shall reimburse the Lender for its out-of-pocket expenses, including counsel fees, incurred by the Lender in connection with the development, preparation, and negotiation of this Third Amendment and all documents executed in connection herewith.

         12. Effective Date. This Third Amendment shall be operative and effective when the Borrowers and the Lender have executed this Third Amendment.

         13. Governing Law. This Third Amendment shall be governed by and construed in accordance with the domestic, internal laws (but not the law of conflict of laws) of the Commonwealth of Pennsylvania.

         14. Ratification. Except as expressly modified and amended herein, the Loan Agreement is hereby ratified and affirmed.

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their authorized officers as of the day and year first above written.

                       SURGICAL LASER TECHNOLOGIES, INC.,
                       a Delaware corporation

                       By:  /s/ Michael R. Stewart
                            ----------------------------
                                Michael R. Stewart,
                                Vice President

                       Attest:   /s/ Davis Woodward
                               -------------------------
                                Davis Woodward,
                                Secretary

                       SLT PROPERTIES, INC., a Delaware corporation

                       By:  /s/ Michael R. Stewart
                            ----------------------------
                                Michael R. Stewart,
                                Vice President


                       Attest:   /s/ Davis Woodward
                               -------------------------
                                Davis Woodward,
                                Secretary

                       SLT RENTALS, INC., a Delaware corporation, formerly known as SURGICAL LASER TECHNOLOGIES DEVELOPMENT,
                       INC.

                       By:  /s/ Michael R. Stewart
                            ----------------------------
                                Michael R. Stewart,
                                Vice President

                       Attest:   /s/ Davis Woodward
                               -------------------------
                                Davis Woodward,
                                Assistant Secretary

                       DIVERSIFIED PROPERTIES-EQUITY
                       GROUP, INC., a Pennsylvania corporation

                       By:  /s/ Michael R. Stewart
                            ----------------------------
                                Michael R. Stewart,
                                Vice President

                       Attest:   /s/ Davis Woodward
                               -------------------------
                                Davis Woodward,
                                Secretary


                       SLT TECHNOLOGY, INC., a Delaware corporation

                       By:  /s/ Michael R. Stewart
                            ----------------------------
                                Michael R. Stewart,
                                Vice President

                       Attest:    /s/ Davis Woodward
                               -------------------------
                                Davis Woodward,
                                Secretary

                       ("Borrowers")

                       MERIDIAN BANK, a Pennsylvania banking corporation

                       By:    /s/  Maria B. Samson
                            ----------------------------
                                Maria B. Samson,
                                Assistant Vice President

                       ("Lender")



COMMONWEALTH OF PENNSYLVANIA:
                            :ss.
COUNTY OF CHESTER           :

     On this 20th day of December, 1995, before me, a notary public, the undersigned officer, personally appeared MICHAEL R. STEWART, who acknowledged himself to be Vice Presiden of SURGICAL LASER TECHNOLOGIES, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/ Patricia Moriarty
                                            -----------------------------
                                                   Notary Public


COMMONWEALTH OF PENNSYLVANIA:
                            :ss.
COUNTY OF CHESTER           :


     On this 20th day of December, 1995, before me , a notary public, the undersigned officer, personally appeared MICHAEL R. STEWART, who acknowledged himself to be Vice President of SLT PROPERTIES, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/ Patricia Moriarty
                                            -----------------------------
                                                   Notary Public

COMMONWEALTH OF PENNSYLVANIA:
                            :ss.
COUNTY OF CHESTER           :


     On this 20th day of December, 1995, before me, a notary public, the undersigned officer, personally appeared MICHAEL R. STEWART, who acknowledged himself to be the Vice President of SLT RENTALS, INC., a Delaware corporation formerly known as SURGICAL LASER TECHNOLOGIES DEVELOPMENT, INC., and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/ Patricia Moriarty
                                            -----------------------------
                                                   Notary Public




COMMONWEALTH OF PENNSYLVANIA:
                            :ss.
COUNTY OF CHESTER           :


     On this 20th day of December, 1995, before me, a notary public, the undersigned officer, personally appeared MICHAEL R. STEWART, who acknowledged himself to be Vice President of DIVERSIFIED PROPERTIES-EQUITY GROUP, INC., a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/ Patricia Moriarty
                                            -----------------------------
                                                   Notary Public

COMMONWEALTH OF PENNSYLVANIA:
                            :ss.
COUNTY OF CHESTER           :


     On this 20th day of December, 1995, before me, a notary public, the undersigned officer, personally appeared MICHAEL R. STEWART, who acknowledged himself to be President of SLT TECHNOLOGY, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/ Patricia Moriarty
                                            -----------------------------
                                                   Notary Public




COMMONWEALTH OF PENNSYLVANIA:
                            :ss.
COUNTY OF CHESTER           :


     On this 20th day of December, 1995, before me, a notary public, the undersigned officer, personally appeared MARIA B. SAMSON, who acknowledged herself to be an Assistant Vice President of MERIDIAN BANK, a Pennsylvania banking corporation, and that she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by herself as such officer.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                            /s/ Patricia Moriarty
                                            -----------------------------
                                                   Notary Public

                                                     March 13, 1996


Mr. Michael R. Stewart
Chief Financial Officer
Surgical Laser Technologies, Inc.
    And Subsidiaries
200 Cresson Boulevard
P.O. Box 880
Oaks, PA  19456


Dear Mike:

     I am pleased to inform you that pursuant to the commitment letters dated November 7, 1994 and November 28, 1995, Meridian Bank has approved the amendment of the following terms and conditions:

          1. BORROWING BASE: The Borrowing Base under the Line of Credit and the requirement for monthly borrowing base certifications is hereby eliminated.

          2. FINANCIAL COVENANTS: The Borrower shall maintain the following financial covenants throughout the term of the commitment to be tested on a quarterly basis per GAAP. A covenant compliance certificate shall be submitted to Bank within ten (10) days of quarter and signed by the chief financial officer.

     a. Qualified Accounts Receivable plus Unrestricted Cash divided by Standby Letters of Credit Issued plus Line of Credit Outstandings shall not be less than 2.0:1.0.

     b.   Senior Debt to Tangible Capital Funds shall not exceed 1.0:1.0.

          3. OTHER CONDITIONS: Bank will advance funds under the line of credit only upon the satisfaction and in the Bank's sole discretion of the following conditions / covenants prior to making such advance (financial information shall be received at least 10 business days prior to date of advance).

     a. Updated financial information per GAAP including 10Q reports, accounts receivable and accounts payable agings as of most recent month end, 12 month proforma balance sheet, income statement and cash flows.

     b. Financial covenant certification as of most recent month end for financial covenants a and b in paragraph 2 above.

SURGICAL LASER TECHNOLOGIES    2                                  March 13, 1996


     All other terms and conditions of the November 7, 1994 and November 28. 1995 commitment letters remain in effect and unchanged.

     Please sign below as to your acknowledgment and acceptance of this amendment. Should you have any questions, please do not hesitate to contact me at 251-5949.

                                                     Sincerely,




                                                     Maria B. Samson
                                                     Assistant Vice President
                                                     Commercial Banking


ACKNOWLEDGMENT:

     We hereby accept the terms and conditions outlined herein this 14th day of March, 1996.



                                            SURGICAL LASER TECHNOLOGIES, INC.
                                                             AND SUBSIDIARIES


                                            By:  /s/  Michael R. Stewart
                                                 -----------------------------


                                        Attest:  /s/  Davis Woodward
                                                 -----------------------------